UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material under §240.14a-12

NELNET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]    No fee required
[ ]     Fee paid previously with preliminary materials
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

121 SOUTH 13TH STREET, SUITE 100	p 402.458.2370
LINCOLN, NE 68508	www.nelnet.com

May 6, 2024

Dear Shareholder:

The Board of Directors of Nelnet, Inc. (the “Company”) has determined to recommend an additional proposal for shareholder approval at the Annual Shareholders' Meeting (the “Annual Meeting”) to be held on Thursday, May 16, 2024 at 8:30 a.m. Central Time at the Hudl Building, 600 P Street, Suite 100, Lincoln, Nebraska. The additional proposal is being included to approve an amended and restated Restricted Stock Plan. Because this proposal was not described in our Proxy Statement, dated April 4, 2024, we are providing additional information in the enclosed Supplement to the Proxy Statement and an amended proxy card to allow our shareholders to vote on this proposal. The date and place for the Annual Meeting has not changed.

PLEASE NOTE THAT WE HAVE ENCLOSED AN AMENDED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

You may vote on all four proposals by one of the alternatives described in the accompanying Supplement to the Proxy Statement. The Company’s receipt of a new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. In order to vote on the newly added proposal, you must either sign and return the enclosed amended proxy card, vote by telephone or over the Internet, attend the Annual Meeting and vote in person, or vote using the instructions provided by your broker or bank. Your vote on this new proposal is very important. Therefore, we request you vote on Proposals 1-4, regardless of whether or not you have already voted. If you already completed and returned the original proxy card, our timely receipt of a completed amended proxy card will replace the original proxy card in its entirety and only your vote as indicated on the amended proxy card will be counted. If you have already voted by telephone, over the Internet, or by the instructions provided by your broker or bank, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal.

Your vote is important. We hope that you will be able to attend the meeting and encourage you to read our Annual Report and Proxy Statement that was previously made available to you and the Supplement to the Proxy Statement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. At the Annual Meeting, members of the Company's management team will discuss the Company's results of operations and business plans and will be available to answer your questions. Consistent with the prior Annual Meetings, we are offering a hybrid virtual meeting format whereby shareholders may attend, participate in, and vote at the Annual Meeting online at http://www.virtualshareholdermeeting.com/NNI2024. Regardless of whether you plan to attend, we urge you to vote your proxy at your earliest convenience. Thank you.

Sincerely,
Michael S. Dunlap
Executive Chairman of the Board of Directors

Nelnet, Inc.
121 South 13th Street, Suite 100, Lincoln, Nebraska 68508

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 6, 2024

Dear Shareholder:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Nelnet, Inc. (the “Company”) will be held on Thursday, May 16, 2024 at 8:30 a.m. Central Time at the Hudl Building, 600 P Street, Suite 100, Lincoln, Nebraska, for the purposes stated below:

1.To elect three Class I directors nominated by the Board of Directors to serve for three-year terms until the 2027 Annual Meeting of Shareholders

2.To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024

3.To conduct an advisory vote to approve the Company's executive compensation

4.To approve an amended and restated Restricted Stock Plan

5.To transact such other business as may be properly introduced

In addition to shareholders attending in person, we are offering a hybrid virtual meeting format whereby shareholders may attend, participate in, and vote at the Annual Meeting online at http://www.virtualshareholdermeeting.com/NNI2024.

Only those shareholders of record at the close of business on March 25, 2024, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The preceding items of business are more fully described in the Company’s Proxy Statement, dated April 4, 2024, with the exception of Proposal 4, which is described in the accompanying Supplement to the Proxy Statement. If you previously received a Notice of Internet Availability of Proxy Materials, you may access the Proxy Statement online at www.proxyvote.com. Otherwise, you should have received a printed copy of the Proxy Statement. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. We expect to mail the Supplement to the Proxy Statement and this Amended Notice of Annual Meeting of Shareholders on or about May 6, 2024.

Whether or not you plan to attend the meeting, we ask you to vote by proxy as promptly as possible in order to make sure that your shares will be voted in accordance with your wishes at the meeting. The Board of Directors encourages you to attend the meeting virtually or in person. If you attend the meeting virtually or in person, you may vote by proxy or you may revoke your proxy and cast your vote virtually or in person, respectively. We recommend you vote by proxy even if you plan to attend the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2024: THE AMENDED NOTICE OF ANNUAL MEETING, PROXY STATEMENT, SUPPLEMENT TO THE PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K, SHAREHOLDER LETTER, ELECTRONIC AMENDED PROXY CARD AND ANY OTHER MATERIALS CONCERNING THE ANNUAL MEETING, TOGETHER WITH ANY AMENDMENTS TO ANY OF THESE MATERIALS, ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

By Order of the Board of Directors,
William J. Munn
Corporate Secretary
Nelnet, Inc.

Nelnet, Inc.
121 South 13th Street, Suite 100, Lincoln, Nebraska 68508

SUPPLEMENT TO THE PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 16, 2024

This Supplement to the Proxy Statement (this “Supplement”) supplements and amends the Proxy Statement, dated April 4, 2024 (the “Proxy Statement”), previously made available to shareholders in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of Nelnet, Inc. (the “Company”) or at any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The Annual Meeting will be held on Thursday, May 16, 2024 at 8:30 a.m. Central Time at the Hudl Building, 600 P Street, Suite 100, Lincoln, Nebraska. Proxies also may be voted at any adjournments or postponements of the Annual Meeting.

On or about April 4, 2024, a notice containing instructions on how to access online the Proxy Statement, the accompanying proxy card and related materials was mailed to shareholders of record at the close of business on March 25, 2024. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Shareholder Letter are included in the materials that are accessible online. The Proxy Statement and this Supplement contain information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs, and executive and director compensation, among other things. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the Proxy Statement.

This Supplement is being furnished to provide information related to a newly added Proposal 4 that the Board of Directors has recommended for shareholder approval at the Annual Meeting (“Proposal 4”), which proposal seeks approval of an amended and restated Restricted Stock Plan.

This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for the Annual Meeting that was previously made available to you. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on or about April 4, 2024, you may view the Proxy Statement, the Annual Report on Form 10-K, the shareholder letter, this Supplement, the amended proxy card, and the Amended Notice of Annual Meeting of Shareholders at www.proxyvote.com. Otherwise, you should have received printed copies of the Proxy Statement, Annual Report on Form 10-K, proxy card and a Notice of the Annual Meeting of Shareholders.

You may vote on all four proposals by one of the alternatives described in this Supplement. The Company’s receipt of a new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. In order to vote on the newly added proposal, you must either sign and return the enclosed amended proxy card, vote by telephone or over the Internet, attend the Annual Meeting and vote in person, or vote using the instructions provided by your broker or bank. Your vote on this new proposal is very important. Therefore, we request you vote on Proposals 1-4, regardless of whether or not you have already voted. If you already completed and returned the original proxy card, our timely receipt of a completed amended proxy card will replace the original proxy card in its entirety and only your vote as indicated on the amended proxy card will be counted. If you have already voted by telephone, over the Internet, or by the instructions provided by your broker or bank, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of Proposal 4.

Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed with the Securities and Exchange Commission and mailed to shareholders on or about May 6, 2024.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROPOSAL 4

1. What items require my vote?
There are four proposals that will be presented for your consideration at the Annual meeting:
•Electing the three Class I director nominees named in this proxy statement to the Board of Directors for three-year terms
•Ratifying the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024
•Approving on an advisory basis the Company's executive compensation
•Approving an amended and restated Restricted Stock Plan

2. What are the voting recommendations of the Board of Directors?
The Company's Board of Directors recommends that you vote:
•“FOR” the election of each of the Class I director nominees to the Board of Directors for a three-year term
•“FOR” the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024
•“FOR” the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement
•“FOR” the approval of the amended and restated Restricted Stock Plan

3. How can I obtain electronic access to the proxy materials?
You may view the Proxy Statement, the Annual Report, the Shareholder Letter, this Supplement, the amended proxy card, and the Amended Notice of Annual Meeting of Shareholders at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials, which we mailed commencing on or about April 4, 2024, provides you with instructions regarding how to:
•view the proxy materials for the Annual Meeting on the Internet; and
•instruct us to send future proxy materials to you electronically by email.

4. How do I vote?

You may vote your shares prior to the Annual Meeting by following the instructions provided in the Amended Notice of Annual Meeting of Shareholders, the Proxy Statement, proxy card, and the voter website, www.proxyvote.com.
•If you are a registered shareholder, there are three ways to vote your shares before the meeting:
By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 15, 2024 for shares held directly, and by 11:59 p.m. EDT on May 13, 2024 for shares held in the Nelnet, Inc. Employee Share Purchase Plan. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
By mail: You can vote by mail by following the instructions on the amended proxy card. To be valid, proxy cards must be received before the start of the Annual Meeting. If you want to receive a paper or e-mail copy of the proxy materials, please choose one of the following methods to make your request:
•By internet: www.proxyvote.com
•By telephone: 1-800-579-1639
•By e-mail*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with your 16-Digit Control Number in the subject line.
By telephone (1-800-690-6903): Use any touch-tone phone to transmit your voting instructions until 11:59 p.m. EDT on May 15, 2024 for shares held directly, and by 11:59 p.m. EDT on May 13, 2024 for shares held in the Nelnet, Inc. Employee Share Purchase Plan. Have your amended proxy card with you when you call and follow the instructions.

•If your shares are held in street name, your broker, bank, or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice to access our proxy materials and vote online or to request a paper or e-mail copy of our proxy materials. If you receive these materials in paper form, the materials will include a voting instruction card so you can instruct your broker, bank, or other holder of record how to vote your shares.

You may vote your shares by attending the Annual Meeting through the virtual meeting process or in person. If you are a registered shareholder, you can vote at the meeting any shares that were registered in your name as the shareholder of record as of the record date. If your shares are held in street name, you are not a holder of record of those shares and cannot vote them at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend in person and vote your street name shares at the Annual Meeting, you should request a legal proxy from your broker, bank, or other holder of record and bring it with you to the meeting along with proof of identification.
If you plan to vote your shares in person at the Annual Meeting, please pick up a ballot at the registration table upon your arrival. You may then submit your ballot to a meeting usher at the time designated during the meeting. Ballots will not be distributed during the meeting. Shares may not be voted after the final vote at the meeting.
Even if you plan to attend the Annual Meeting through the virtual meeting process or in person, we encourage you to vote your shares by proxy.

5. What vote is needed to approve Proposal 4?
The Nebraska Model Business Corporation Act, our Bylaws, and New York Stock Exchange rules provide that a majority of votes cast with respect to the proposal is required to approve Proposal 4. Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum, they will not be counted as votes cast with respect to Proposal 4 and thus will not have the effect of votes for or against Proposal 4.

In accordance with the provisions of our Articles of Incorporation, the Class A common stock and Class B common stock will vote as a single class on Proposal 4.

6. What should I do if I have previously voted?

You may vote on all four proposals by one of the alternatives described in Question 4 above.

The Company’s receipt of a new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. In order to vote on the newly added proposal, you must either sign and return the enclosed amended proxy card, vote by telephone or over the Internet, attend the Annual Meeting and vote in person, or vote using the instructions provided by your broker or bank. Your vote on this new proposal is very important. Therefore, we request you vote on Proposals 1-4, regardless of whether or not you have already voted.
•If you already completed and returned the original proxy card, our timely receipt of a completed amended proxy card will replace the original proxy card in its entirety and only your vote as indicated on the amended proxy card will be counted.
•If you have already voted by telephone, over the Internet, or by the instructions provided by your broker or bank, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of Proposal 4.

7. Who pays the cost of proxy solicitation?

The Company will pay the cost of soliciting proxies, including the preparation, assembly, and furnishing of proxy solicitation and other required annual meeting materials. Directors, officers, and regular employees of the Company may solicit proxies by telephone, electronic communications, or personal contact, for which they will not receive any additional compensation in respect of such solicitations. The Company will also reimburse brokerage firms and others for all reasonable expenses for furnishing proxy solicitation and other required annual meeting materials to beneficial owners of the Company's stock.

PROPOSAL 4 - APPROVAL OF AN AMENDED AND RESTATED RESTRICTED STOCK PLAN
Overview
Subject to shareholder approval, on May 2, 2024, the Board of Directors approved amendments to and a restatement of the Nelnet, Inc. Restricted Stock Plan (the “Restricted Stock Plan”) to:
•increase the total number of shares of the Company’s Class A common stock authorized for issuance under the Restricted Stock Plan from 4,000,000 shares to 6,000,000 shares;
•remove the term of the Restricted Stock Plan; and
•make certain other technical and administrative amendments to the Restricted Stock Plan.
The Restricted Stock Plan provides for grants of awards of restricted shares and restricted stock units to employees of the Company and its subsidiaries and affiliates.
Background
The Restricted Stock Plan was originally adopted in November 2003. The Restricted Stock Plan was amended in 2014 to extend the term. The Restricted Stock Plan was amended in 2020 to provide for compliance with applicable regulatory guidance and directives.
Descriptions of and Reasons for the Amendments to the Restricted Stock Plan
Increase in Authorized Shares under the Restricted Stock Plan
As of May 6, 2024, there were 702,876 remaining shares of Class A common stock available for issuance in connection with future awards under the Restricted Stock Plan.
In order to ensure the Company will have a sufficient number of shares available under the Restricted Stock Plan for anticipated awards to employees in future years, the Board of Directors has approved the increase in the total number of shares of Class A common stock authorized for issuance under the Restricted Stock Plan from 4,000,000 shares to 6,000,000 shares. The Board of Directors believes that the availability of shares for Restricted Stock Plan awards is important to the Company and advances the interests of the Company and its shareholders by providing a means to attract, retain, and motivate employees of the Company and its subsidiaries and affiliates upon whose judgment, initiative, and efforts the continued success, growth, and development of the Company is dependent.
Removal of the Term of the Restricted Stock Plan
The Board of Directors removed the term of the Restricted Stock Plan to avoid the need to amend the Restricted Stock Plan in the future solely to extend its term.
Reason for Shareholder Approval of the Amended and Restated Restricted Stock Plan
The Company is seeking shareholder approval of the amended and restated Restricted Stock Plan in order to comply with applicable New York Stock Exchange rules.
Summary of the Plan
The following is a summary of the principal features of the Restricted Stock Plan, as amended and restated, a copy of which is attached to this Supplement as Appendix A. The following summary is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Restricted Stock Plan attached to this Supplement as Appendix A.
Total Shares Reserved for Issuance
Subject to equitable adjustment in the event of any stock split, stock dividend, or similar transaction, the total number of shares of Class A common stock reserved for issuance in connection with awards under the Restricted Stock Plan will be 6,000,000. If any awards are forfeited, canceled, terminated, exchanged, or surrendered, or such award is settled in cash or otherwise terminates without a distribution of shares to the participant, any shares counted against the number of shares reserved and available under the Restricted Stock Plan with respect to such award are, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, or surrender, again available for awards under the Restricted Stock Plan. Any shares of Class A common stock issued pursuant to an award may be either authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.
Administration
The Restricted Stock Plan is administered by the People Development and Compensation Committee of the Board of Directors (the “Committee”), and the Committee has full and final authority to make all decisions and determinations as may be required under the terms of the Restricted Stock Plan or as the Committee may deem necessary or advisable for the administration of the Restricted Stock Plan, in each case subject to and consistent with the provisions of the Restricted Stock Plan. The Committee may allocate or delegate to any one or more of its members, the other members of the Board of Directors, or senior officers of the Company or any subsidiary or affiliate, all or any part of its responsibilities and powers under the Restricted Stock Plan, subject to such terms as the Committee shall determine; provided, however, that only the Committee, or other committee consisting of two or more directors of the Company, all of whom are “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may select and grant awards to participants who are subject to Section 16 of the Exchange Act. Subject to the provisions of the Restricted Stock Plan, the Committee may select employees to whom awards may be granted, determine the number of awards to be granted and the number of shares to which an award may relate, and determine the terms and conditions of any award granted under the Restricted Stock Plan.
Eligibility and Participation
Any employee of the Company, a subsidiary of the Company, or an affiliate of the Company may be granted an award under the Restricted Stock Plan. An award may be granted to an employee in connection with his or her hiring or retention prior to the date the employee first performs services for the Company, a subsidiary, or an affiliate. However, any such award may not become vested prior to the date the employee first performs such services. As of December 31, 2023, the Company and its subsidiaries had a total of approximately 7,500 employees.
During the year ended December 31, 2023, approximately 650 employees received awards under the Restricted Stock Plan.
Restricted Share Awards
Awards of restricted shares are subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions lapse under circumstances as the Committee may determine, including upon a specified period of continued employment or upon the achievement of performance criteria. Except to the extent restricted under the award agreement, an eligible employee granted restricted shares has all of the rights of a shareholder, including the right to vote restricted shares and receive dividends thereon. Except as otherwise determined by the Committee, upon termination of service during the applicable restriction period, restricted shares and any accrued but unpaid dividends that are at that time subject to restrictions will be forfeited.
Restricted Stock Unit Awards
Each restricted stock unit awarded represents a right for one share of Class A common stock to be delivered upon settlement of the award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Restricted Stock Plan and the award agreement. A restricted stock unit award agreement may provide for forfeiture and cancellation of the restricted stock units upon termination of the participant’s employment with the Company or nonperformance of specified performance measures established by the Committee. A restricted stock unit award agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the restricted stock units to vest and become no longer subject to forfeiture. Restricted stock units shall not be credited with dividend equivalents unless specifically provided for in the award agreement, and then only upon such terms and conditions as set forth in the award agreement.
Restricted stock units (if not previously canceled or forfeited) shall be settled in accordance with the terms and conditions of the applicable award agreement. A restricted stock unit award agreement may provide that settlement may be made solely through the issuance of shares or, at the mutual election of the participant and the Company, in a combination of shares and cash.
Nontransferability
Unless otherwise set forth by the Committee in an award agreement, awards are not transferable by an eligible employee except by will or the laws of descent and distribution (except pursuant to a beneficiary designation). An eligible employee’s rights under the Restricted Stock Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and may not be subject to claims of the eligible employee’s creditors.

Amendment
The Committee may amend, alter, suspend, discontinue, or terminate the Restricted Stock Plan without the consent of the shareholders of the Company or participants, except that any such amendment or alteration shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted. However, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation, or termination of the Restricted Stock Plan may materially and adversely affect the rights of such participant under any award previously granted to the participant.
Duration
Under its current terms, the Restricted Stock Plan will terminate as to future awards on May 22, 2024. The amendment and restatement of the Restricted Stock Plan will remove the term.
Principal Federal Income Tax Consequences
The principal United States federal income tax consequences to participants and the Company with respect to awards of restricted shares or restricted stock units made to selected employees under the Restricted Stock Plan are summarized below. This summary is based on the Internal Revenue Code of 1986 and IRS regulations in effect as of the date of this Supplement.
Restricted Share Awards
A grantee of a restricted share award normally will not recognize taxable income upon an award of restricted shares, and the Company will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time, plus the amount of any dividends to which the grantee then becomes entitled. However, a grantee may elect, pursuant to Section 83(b) of the Internal Revenue Code within 30 days after the date of grant, to recognize ordinary taxable income in the year the restricted shares are awarded in an amount equal to their fair market value on the date of grant, determined without regard to the restrictions. In any case, the Company will be entitled to a deduction in the same amount and at the same time as the grantee recognizes income, subject to the limitations of Sections 280G and 162(m) of the Internal Revenue Code. Under Section 162(m), the Company will generally not be entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to covered employees. For this purpose, a “covered employee” means the Company’s Chief Executive Officer, Chief Financial Officer, and the next three highest compensated employees (based on compensation reported to the Company’s shareholders), and any individual who was previously a covered employee at any time on or after January 1, 2017. Beginning on or after January 1, 2027, the American Rescue Plan Act of 2021 expands the applicability of Section 162(m) to also include the five highest compensated employees for a taxable year other than the Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated employees. The Committee retains the flexibility to award compensation under the Restricted Stock Plan that it determines to be in the best interests of the Company and its shareholders, even if such compensation is not deductible for tax purposes.
Restricted Stock Unit Awards
The award of a restricted stock unit will not result in any immediate tax consequences to the Company or the grantee. Upon conversion of a restricted stock unit to a common stock share, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares or cash received at that time. The Company will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Sections 280G and 162(m) of the Internal Revenue Code.
The discussion set forth above is intended only as a summary and does not purport to be a complete discussion or analysis of all potential tax consequences relevant to recipients of awards under the Restricted Stock Plan. The discussion does not include the tax treatment of awards under the Restricted Stock Plan in connection with a merger, consolidation, or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.
Securities Registration
The Company plans to register under the Securities Act of 1933, as amended (the “Securities Act”), the issuance of the additional shares of stock to be authorized under the amended and restated Restricted Stock Plan. Accordingly, participants will be able to sell such shares issued under the Restricted Stock Plan, subject to other requirements of the Securities Act.

New Plan Benefits
Although the levels and recipients of future restricted share and restricted stock unit awards under the Restricted Stock Plan are not currently determinable since such awards will be based in part upon the future performance and the relative compensation objectives for possible recipients, restricted shares were awarded under the Restricted Stock Plan during the year ended December 31, 2023 as follows:

Name and Position	Dollar value ($)	Number of shares/units
Jeffrey R. Noordhoek Chief Executive Officer	967,959	10,595
Terry J. Heimes Chief Operating Officer	967,959	10,595
James D. Kruger Chief Financial Officer	1,201,932	13,156
Timothy A. Tewes President	500,013	5,473
Matthew W. Dunlap Chief Business Development Officer and President of Nelnet Financial Services	143,801	1,574
Executive Officer Group	4,068,078	44,528
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	21,741,359	237,601
Equity Compensation Plan Information
The following table summarizes, as of December 31, 2023, information about compensation plans under which equity securities are authorized for issuance.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	—	—	1,228,406 (1)
Equity compensation plans not approved by shareholders	—	—	—
Total	—	—	1,228,406

(1)    Includes 701,527, 210,739, and 316,140 shares of Class A Common Stock remaining available for future issuance under the Restricted Stock Plan, the Nelnet, Inc. Directors Stock Compensation Plan, and the Nelnet, Inc. Employee Share Purchase Plan, respectively.
The Board of Directors has unanimously approved the amended and restated Restricted Stock Plan, and recommends a vote FOR approval of the amended and restated Restricted Stock Plan.
Other Business
On the date that this Supplement was first mailed to shareholders, the Board of Directors had no knowledge of any other matter which will come before the Annual Meeting other than the matters described in the Proxy Statement and this Supplement. However, if any such matter is properly presented at the Annual Meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the Annual Meeting.

Appendix A

NELNET, INC.
RESTRICTED STOCK PLAN
As amended and restated through May 16, 2024

1. Purpose.

The purpose of the Nelnet, Inc. Restricted Stock Plan is to advance the interests of Nelnet, Inc. and its shareholders by providing a means to attract, retain, and motivate employees of Nelnet, Inc. and its subsidiaries and affiliates upon whose judgment, initiative and efforts the continued success, growth and development of Nelnet, Inc. is dependent.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of equity interests of such entity or at least 20% of the ownership interests in such entity.

(b) “Award” means any Restricted Share or Restricted Stock Unit granted to an Eligible Employee under the Plan.

(c) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d) “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g) “Committee” means the People Development and Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; provided further, however, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h) “Company” means Nelnet, Inc., a corporation organized under the laws of Nebraska, or any successor corporation.

(i) “Eligible Employee” means an employee of the Company, a Subsidiary or an Affiliate, including any director who is also an employee. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee in connection with his or her hiring or retention prior to the date the employee first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee first performs such services.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(k) “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(l) “Participant” means an Eligible Employee who has been granted an Award under the Plan.

(m) “Plan” means this Nelnet, Inc. Restricted Stock Plan.

(n) “Restricted Shares” means an Award of Shares under Section 5 thereof that may be subject to certain restrictions and to a risk of forfeiture.

(o) “Restricted Stock Units” means an Award of Restricted Stock Units under Section 5 hereof, which represent the right to receive Shares or cash or a combination thereof upon settlement of the Award, subject to the specific terms and conditions of the Award as set forth in the Award Agreement.

(p) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(q) “Shares” means Class A common stock, $.01 par value per share, of the Company.

(r) “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other entities in the chain.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
(i) to select Eligible Employees to whom Awards may be granted;

(ii) to designate Affiliates;

(iii) to determine the number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;
(iv) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;
(v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Eligible Employee;

(vi) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;
(vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder;
(ix) to accelerate the vesting of all or any portion of any Award;

(x) to determine whether uncertificated or certificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee and shareholders of any of the foregoing. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may allocate or delegate to any one or more of its members, the other members of the Board, or senior officers of the Company or any Subsidiary or Affiliate, all or any part of its responsibilities and powers under the Plan, subject to such terms as the Committee shall determine; provided, however, that only the Committee, or other committee consisting of two or more directors of the Company, all of whom are “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

(c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be six million (6,000,000). No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

(b) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, and (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

(c) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award, at the date of grant or thereafter (subject to Section 7(d) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b) Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Employees on the following terms and conditions:

(i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.
(iii) Shares Uncertificated. Restricted Shares granted under the Plan shall be uncertificated, unless otherwise determined by the Committee.

(iv) Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(c) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Employees on the following terms and conditions:

(i) Nature of Restricted Stock Units; Accounts. Each Restricted Stock Unit awarded shall represent a right for one Share to be delivered upon settlement of the Award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Plan and the Award Agreement. The Company shall establish and maintain a Participant account to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

(ii) Forfeiture and Vesting. A Restricted Stock Unit Award Agreement may provide for forfeiture and cancellation of the Restricted Stock Units upon termination of the Participant’s employment with the Company or nonperformance of specified performance measures established by the Committee. A Restricted Stock Unit

Award Agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock Units to vest and become no longer subject to forfeiture.

(iii) Settlement of Shares. Restricted Stock Units (if not previously cancelled or forfeited) shall be settled on the date or dates set forth in the Award Agreement. Settlement of a Restricted Stock Unit Award shall be made in accordance with the terms and conditions of the applicable Award Agreement. A Restricted Stock Unit Award Agreement may provide that settlement may be made (A) solely through the issuance of Shares or (B) at the mutual election of the Participant and the Company, in a combination of Shares and cash. Upon the settlement of a Restricted Stock Unit Award, the number of Shares issued to the Participant in settlement of the Award shall uncertificated, unless otherwise determined by the Committee.

(iv) Dividend Equivalents. Restricted Stock Units shall not be credited with Dividend Equivalents unless specifically provided for in the Award Agreement, and then only upon such terms and conditions as set forth in the Award Agreement. For purposes of this provision, the term “Dividend Equivalent” means a right with respect to a Restricted Stock Unit to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares. Dividend Equivalents shall not apply to a Restricted Stock Unit Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

6. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant or maturation of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under the Code.

(c) Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation). An Eligible Employee’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee’s creditors.

(d) Noncompetition and Nonsolicitation. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan or applicable law, including, without limitation, the requirement that the Participant not engage in competition with the Company or restrictions on solicitation.

7. General Provisions.

(a) Compliance with Legal, Regulatory and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations, and regulatory guidance and directives, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation, or applicable regulatory guidance or directives as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations, and regulatory guidance and directives. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b) No Right to Continued Employment or Service. Neither the Plan, any Award Agreement, nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s employment at any time.

(c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state, local and foreign law.

(d) Changes to the Plan and Awards. The Committee may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alternation shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e) No Rights to Awards; No Shareholder Rights. No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

(f) Unfunded Status of Awards. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g) Nonexclusivity of the Plan. Neither the adoption of the Plan nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

(h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company or any of its Subsidiaries or Affiliates for the benefit of its respective employees unless the Company or the applicable Subsidiary or Affiliate shall determine otherwise.

(i) No Fractional Shares. Unless otherwise determined by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nebraska, without giving effect to principles of conflict of laws thereof.

(k) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

nelnet®

NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 13, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NNI2024**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

If you wish to exercise cumulative voting rights in the election of directors, you must vote in person or by mail.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 13, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51377-P08088

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NELNET, INC.

The Board of Directors recommends you vote FOR each of the nominees in proposal 1, and FOR proposals 2, 3, and 4:

1. Election of three Class I directors for three-year terms.

Nominees:

	For	Against	Abstain
1a. Preeta D. Bansal	▢	▢	▢
1b. Michael S. Dunlap	▢	▢	▢
1c. Jona M. Van Deun	▢	▢	▢

	For	Against	Abstain
2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024.	▢	▢	▢
3. Advisory approval of the Company's executive compensation.	▢	▢	▢
4. Approval of an amended and restated Restricted Stock Plan.	▢	▢	▢

Note: The proxies are authorized to vote in their discretion on such other matters that may properly come before the meeting or any adjournment thereof.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right and then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ▢

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN THIS PROXY FOR PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, AND 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Amended Notice and Proxy Statement, Supplement to Proxy Statement, Shareholder Letter, and Form 10-K are available at www.proxyvote.com.

V51378-P08088

NELNET, INC.
Annual Meeting of Shareholders
May 16, 2024 8:30 a.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael S. Dunlap and William J. Munn, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Nelnet, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Nelnet, Inc., to be held on May 16, 2024 at 8:30 a.m. Central Time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY BE PRESENTED AT THE MEETING. AS OF THE DATE OF THE ACCOMPANYING PROXY STATEMENT, NELNET MANAGEMENT DID NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED AT THE MEETING. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF NELNET MANAGEMENT.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side

Your **Vote** Counts!

NELNET, INC.

2024 Annual Meeting
Vote by May 15, 2024 11:59 PM ET. For shares held in a Plan, vote by May 13, 2024 11:59 PM ET.

nelnet®

NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

V51370-P08088

You invested in NELNET, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024.**

Get informed before you vote

View the Amended Notice and Proxy Statement, Supplement to Proxy Statement, Shareholder Letter, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

May 16, 2024
8:30 a.m. Central Time

Hudl Building
600 P Street, Suite 100
Lincoln, NE 68508
For directions call 402-458-3038
www.virtualshareholdermeeting.com/NNI2024

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of three Class I directors for three-year terms.	
	Nominees:	
1a.	Preeta D. Bansal	For
1b.	Michael S. Dunlap	For
1c.	Jona M. Van Deun	For
2.	Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2024.	For
3.	Advisory approval of the Company's executive compensation.	For
4.	Approval of an amended and restated Restricted Stock Plan.	For

NOTE: The proxies are authorized to vote in their discretion on such other matters that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V51371-P08088